UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	May 16, 2013 (May 14, 2013)

LOEWS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-6541	13-2646102
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

667 Madison Avenue, New York, N.Y.	10065-8087
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(212) 521-2000

NOT APPLICABLE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

   Set forth below is information relating to the 2013 Annual Meeting of Shareholders of the Registrant.

The Annual Meeting was called to order at 11:00 A.M., May 14, 2013. Represented at the meeting, in person or by proxy, were shares representing 356,419,393 votes, approximately 91.3% of the votes represented by issued and outstanding shares entitled to vote.

The following business was transacted:

Election of Directors

Over 83.9% of the votes cast for directors were voted for the election of the following directors. The number of votes for, against and abstained and all shares as to which brokers indicated that they did not have the authority to vote (“Broker Non-Votes”) with respect to each director were as follows:

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes

Lawrence S. Bacow	329,519,279	5,687,362	465,330	20,747,422
Ann E. Berman	329,625,149	5,588,084	458,738	20,747,422
Joseph L. Bower	325,102,337	10,165,443	404,191	20,747,422
Charles M. Diker	327,031,241	8,180,325	460,405	20,747,422
Jacob A. Frenkel	318,903,240	16,327,151	441,580	20,747,422
Paul J. Fribourg	322,182,300	13,056,262	433,409	20,747,422
Walter L. Harris	281,792,068	53,470,736	409,167	20,747,422
Philip A. Laskawy	292,873,883	42,331,931	466,157	20,747,422
Ken Miller	328,192,549	7,016,424	462,998	20,747,422
Gloria R. Scott	327,067,149	8,202,003	402,819	20,747,422
Andrew H. Tisch	302,652,460	32,588,531	430,980	20,747,422
James S. Tisch	321,995,439	13,245,337	431,195	20,747,422
Jonathan M. Tisch	319,087,222	16,164,618	420,131	20,747,422

Advisory Vote on Executive Compensation

Approved – 323,028,897 votes, approximately 96.2% of the votes cast, voted, in an advisory vote, to approve the compensation of the executive officers of the Registrant named in its proxy statement dated April 2, 2013. 11,229,745 votes, approximately 3.3% of the votes cast, voted against, and shares representing 1,413,329 votes, approximately 0.4% of the votes cast, abstained. In addition, there were 20,747,422 Broker Non-Votes.

Ratification of the Appointment of Independent Auditors

Approved – 354,786,819 votes, approximately 99.5% of the votes cast, voted to ratify the appointment of Deloitte & Touche, LLP as independent auditors for the Registrant. 1,359,131 votes, approximately 0.4% of the votes cast, voted against, and shares representing 273,443 votes, approximately 0.1% of the votes cast, abstained.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOEWS CORPORATION
(Registrant)

Dated: May 16, 2013	By:	/s/ Gary W. Garson
Gary W. Garson
Senior Vice President
General Counsel
and Secretary